SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |  |


Check the appropriate box:

|___| Preliminary Proxy Statement
|___| Definitive Proxy Statement
|_X_| Definitive Additional Materials

|___| Soliciting Material Under Rule 14a-12

|___| Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

                                   AETNA INC.

                (Name of Registrant as Specified in Its Charter)

     (Name of Persons Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_X_| No fee required

|___| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|___| Fee paid previously with preliminary materials:

|___| Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Aetna Inc., a Pennsylvania corporation ("Aetna"), is filing the following participant information with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for Aetna's 2002 Annual Meeting of Shareholders scheduled for April 26, 2002.

In addition to Aetna, the following persons may be deemed to be participants in the solicitation of proxies by Aetna for its 2002 Annual Meeting of Shareholders (such persons collectively, the "Participants"):

Directors
---------
o   Ellen M. Hancock (Director and nominee for election at the 2002 Annual Meeting)
o   Joseph P. Newhouse (Director and nominee for election at the 2002 Annual Meeting)
o   Judith Rodin (Director and nominee for election at the 2002 Annual Meeting)
o   Betsy Z. Cohen (Director)
o   Jeffrey E. Garten (Director)
o   Jack D. Kuehler (Director)
o   John W. Rowe, M.D. (Chairman, President and Chief Executive Officer)
o   Barbara H. Franklin (Director)
o   Earl G. Graves (Director)
o   Gerald Greenwald (Director)
o   Michael H. Jordan (Director)
o   William H. Donaldson (Retiring Director and former Chairman)

Named Executive Officers
------------------------
o   David B. Kelso (Executive Vice President, Strategy and Finance)
o   L. Edward Shaw, Jr. (Executive Vice President and General Counsel)
o   Ronald A. Williams (Executive Vice President and Chief of Health Operations)

Other Participants
------------------
o   Alan M. Bennett (Senior Vice President and Chief Financial Officer)
o   William J. Casazza (Vice President, Deputy General Counsel and Corporate Secretary)
o   Dennis Oakes (Vice President, Investor Relations)
o   Edward V. Stacey (Vice President, Investor Relations)
o   Brian D. Koppy (Manager, Investor Relations)


The principal occupations of Participants who are also Directors are set forth in Aetna's Proxy Statement ("Proxy Statement") that was filed with the SEC on March 18, 2002. The business addresses of the Directors are set forth below.

      Name                        Business Address
----------------------------      ---------------------------------------------
Ellen M. Hancock                  151 Farmington Avenue
                                  Hartford, Connecticut 06156

Joseph P. Newhouse                Harvard Medical School
                                  Department of Health Care Policy
                                  180 Longwood Avenue
                                  Boston, MA  02115

Judith Rodin                      President
                                  University of Pennsylvania
                                  100 College Hall
                                  Philadelphia, PA 19104

Betsy Z. Cohen                    Chief Executive Officer
                                  TheBancorp.com, Inc.
                                  1818 Market Street
                                  Philadelphia, PA  19103

Jeffrey E. Garten                 Dean, Yale School of Management
                                  135 Prospect Street
                                  New Haven, CT  06511

Jack D. Keuhler                   151 Farmington Avenue
                                  Hartford, Connecticut 06156

John W. Rowe, M.D.                151 Farmington Avenue
                                  Hartford, Connecticut 06156

Barbara H. Franklin               President and Chief Executive Officer
                                  Barbara Franklin Enterprises
                                  The Watergate Office Building
                                  2600 Virginia Avenue, NW
                                  Washington, DC  20037

Earl G. Graves                    Chairman and Chief Executive Officer
                                  Earl G. Graves, Ltd.
                                  130 Fifth Avenue
                                  New York, New York 10011

Gerald Greenwald                  UAL Corporation
                                  1200 East Algonquin Road
                                  Elk Grove Village, IL 60007

Michael H. Jordan                 4140 Brownsville Road #220
                                  Pittsburgh, PA  15227

William H. Donaldson              Donaldson Enterprises
                                  535 Madison Avenue
                                  New York, New York 10022
-------------------------------------------------------------------------------

The principal occupations of Participants who are also Named Executive Officers are set forth in the Proxy Statement. The principal business address of each of the Named Executive Officers is Aetna Inc., 151 Farmington Avenue, Hartford, Connecticut 06156.

The principal occupations of Participants who are not Directors or Named Executive Officers are set forth below. The principal business address of each of such Participants is Aetna Inc., 151 Farmington Avenue, Hartford, Connecticut 06156.

      Name                        Principal Occupation
----------------------------      ---------------------------------------------
Alan M. Bennett                   Senior Vice President and Chief
                                  Financial Officer
William J. Casazza                Vice President, Deputy General
                                  Counsel and Corporate Secretary
Dennis Oakes                      Vice President, Investor Relations
Edward V. Stacey                  Vice President, Investor Relations
Brian D. Koppy                    Manager, Investor Relations
-------------------------------------------------------------------------------

Except as set forth below, information relating to the number of shares of Aetna's common stock beneficially owned, directly or indirectly, by each Participant who is a Director or Named Executive Officer and his or her associates as of February 28, 2002 is set forth in the Proxy Statement.

On March 15, 2001, Aetna granted 40,000 restricted stock units to Ronald A. Williams, Aetna's Executive Vice President and Chief of Health Operations. This grant was described in Mr. Williams's employment agreement that was filed with the Securities and Exchange Commission as Exhibit 10.31 to Aetna's Annual Report on Form 10-K for the year ended December 31, 2001, but was inadvertently excluded from the Beneficial Ownership Table and Summary Compensation Table in the Proxy Statement. In order to reflect this grant, the Beneficial Ownership Table should indicate that, as of February 28, 2002, Mr. Williams beneficially owned an additional 40,000 common stock equivalents, which represented 40,000 restricted stock units, of which 13,333 units vested on March 15, 2002,

13,333 units vest on March 15, 2003 and 13,334 units vest on March 15, 2004. In addition, the Summary Compensation Table and related notes should indicate that in 2001 Mr. Williams received a Restricted Stock Award valued at $1,496,000 on the date of grant; that, as of December 31, 2001, Mr. Williams held 40,000 restricted stock units with a value of $1,319,600; and that Aetna pays dividend equivalents on these units. Any unvested restricted stock units granted to Mr. Williams or to John W. Rowe, M.D., Aetna's Chairman, President and Chief Executive Officer, will immediately vest upon either the occurrence of a "change in control" or upon a termination of employment without "cause" or for "good reason", or by reason of death or disability.

Information relating to the number of shares of Aetna's common stock beneficially owned, directly or indirectly, by each other Participant and his or her associates as of February 28, 2002 is set forth in Appendix A.

Information relating to all purchases and sales of shares of Aetna's common stock by each Participant during the past two years through April 3, 2002, the most recent practicable date, is set forth in Appendix B.

Except as set forth herein, in the Appendices attached hereto, or in the Proxy Statement, to the best of Aetna's knowledge no Participant (i) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, (ii) owns beneficially, nor do any of its associates own beneficially, directly or indirectly, any securities of Aetna or any subsidiary of Aetna, (iii) owns any securities of Aetna of record but not beneficially, (iv) has purchased or sold any securities of Aetna within the past two years, (v) has incurred indebtedness or otherwise obtained funds for the purpose of acquiring or holding securities of Aetna,
(vi) is or has been a party to any contract, arrangement or understanding with any person with respect to any securities of Aetna within the past year, or
(vii) has, nor do any of its associates have, any arrangement or understanding with respect to future employment by Aetna or any of its affiliates or with respect to any future transactions to which Aetna or any of its affiliates will or may be a party. Each of the Participants who is not a Director is an employee of Aetna or one of its affiliates and, except as set forth below or in the Proxy Statement, receives customary compensation and benefits from Aetna or such affiliate as applicable. In addition, except as set forth herein, in the Appendices hereto, or in the Proxy Statement, to the best of Aetna's knowledge there has not been any transaction, or series of similar transactions, since the beginning of Aetna's last fiscal year, or any currently proposed transaction or series of similar transactions, to which Aetna or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of a Participant had, or will have, a direct or indirect material interest.

Aetna has entered into a special retention arrangement with Mr. Bennett. Under the arrangement, which does not constitute an employment contract, Mr. Bennett is entitled to a customary annual salary and a target annual bonus opportunity of 65% of base salary. If Aetna terminates Mr. Bennett's at-will employment other than for cause, or upon Mr. Bennett's decision to discontinue such employment by reason of a "change in job duties" as described in the arrangement, Mr. Bennett will be entitled to 78 weeks of cash compensation (calculated as annual base salary and target annual bonus). Mr. Bennett will receive a retention bonus of $100,000 on May 1, 2002, unless he voluntarily terminates his employment other than for a "change in job duties" (as described in the arrangement) or if Aetna terminates his employment for misconduct.

Aetna has entered into a special severance arrangement with Mr. Casazza. Under the arrangement Mr. Casazza is entitled to 78 weeks of cash compensation (calculated as 150% of annual base salary) if, on or before December 13, 2002, Aetna terminates his at-will employment for any reason other than gross misconduct or Mr. Casazza terminates his employment for reasons described in the arrangement. Alternatively, if the severance payment described above is not applicable, Mr. Casazza will be entitled to 52 weeks or, if greater, the number of weeks of salary and severance payable under Aetna's Severance and Salary Continuation Benefits Plan, of cash compensation (calculated as base salary) if Aetna terminates his employment for any reason not involving misconduct. During this period, Mr. Casazza also will be eligible for employee benefits under the severance plan or program for which he would otherwise have been eligible but for the arrangement.

Aetna has entered into an employment agreement with Mr. Oakes. Under the agreement, which automatically extends from year to year unless terminated, with the current one-year term expiring on January 11, 2003, Mr. Oakes is entitled to a customary annual salary, with any bonuses, stock options or other compensation to be granted at Aetna's sole discretion. If Aetna terminates Mr. Oakes's employment "for convenience", Mr. Oakes will be entitled to cash compensation equal to his annual base salary, payable in installments over one year.

Aetna has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies and for related services. Aetna will pay Georgeson a fee of up to $500,000, and has agreed to reimburse Georgeson for its reasonable out-of-pocket expenses. Georgeson will use approximately 75 persons in its solicitation efforts. Aetna also has retained MacKenzie Partners, Inc. to provide advisory and consulting services in connection with this solicitation. In addition to the use of the mails, proxies may be solicited by telephone and other electronic means, advertisements and personal solicitations. Copies of Aetna's soliciting materials may be furnished to banks, brokerage houses, fiduciaries and other nominees for forwarding to beneficial owners of shares and Aetna will reimburse them for their reasonable out-of-pocket expenses for forwarding such materials.

The entire expense of preparing, assembling, printing, mailing and distributing Aetna's Proxy Statement and related materials and the cost of soliciting proxies by Aetna will be borne by Aetna, except that shareholders will pay certain expenses for Internet access if they choose to access the proxy materials over the Internet. Although no precise estimate can be made at the present time, Aetna currently estimates that the total expenditures relating to the proxy solicitation incurred by Aetna will be approximately $2.4 million of which approximately $285,000 has been incurred to date. Such amounts are exclusive of salaries and wages of regular employees and officers.

                                                                     Appendix A

The following table sets forth the shares of Aetna's common stock (rounded up to the nearest whole share) beneficially owned, directly and indirectly, by each Participant who is not a Director or Named Executive Officer, and his or her associates, as of February 28, 2002:

                                   Shares of Common           Number of Stock
           Participant                   Stock                   Units (1)
------------------------------     ------------------         ---------------
Alan M. Bennett                          84,550   (2)              11,500
William J. Casazza                       72,136   (3)               4,900
Dennis Oakes                              8,784   (4)               2,600
Edward V. Stacey                          4,492   (5)
Brian D. Koppy                            1,927   (6)
------------------------------------------------------------------------------
(1) Represents performance stock units which will vest and become payable if Aetna meets certain performance objectives. Stock units track the value of Aetna's common stock and earn dividend equivalents that may be reinvested, but do not have voting rights.

(2) Includes 81,018 shares that Mr. Bennett has the right to acquire currently or within 60 days of February 28, 2002 upon the exercise of stock options, and 2,647 shares held under Aetna's Incentive Savings Plan (the "ISP").

(3) Includes 71,666 shares that Mr. Casazza has the right to acquire currently or within 60 days of February 28, 2002 upon the exercise of stock options, and 260 shares held under the ISP.

(4) Includes 8,522 shares that Mr. Oakes has the right to acquire currently or within 60 days of February 28, 2002 upon the exercise of stock options, and 62 shares held under the ISP.

(5) Includes 4,152 shares that Mr. Stacey has the right to acquire currently or within 60 days of February 28, 2002 upon the exercise of stock options, and 340 shares held under the ISP.

(6) Includes 1,375 shares that Mr. Koppy has the right to acquire currently or within 60 days of February 28, 2002 upon the exercise of stock options, and 551 shares held under the ISP.

                                                                     Appendix B

The following table sets forth information with respect to purchases and sales of shares of common stock of Aetna by the Participants during the past two years through April 3, 2002, the most recent practicable date. Prior to December 13, 2000, Aetna (formerly Aetna U.S. Healthcare Inc.), was a subsidiary of a Connecticut corporation named Aetna Inc. ("former Aetna"). On December 13, 2000, Aetna's common stock was distributed by former Aetna to its shareholders in a spin-off, and Aetna changed its name to Aetna Inc. Entries for dates prior to the December 13, 2000 spin-off reflect adjustments made in connection with the restructuring of former Aetna.

                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
Alan M. Bennett                    08/09/00                             (4)                    (3)
                                   01/05/01                               9                    (3)
                                   01/19/01                              10                    (3)
                                   02/02/01                              80                    (3)
                                   06/18/01                          60,000                    (8)
                                   06/18/01                           9,000                    (2)
                                   07/25/01                             (4)                    (3)
                                   09/28/01                          15,000                    (8)
                                   09/28/01                           2,500                    (2)
                                   01/04/02                              26                    (3)
                                   01/18/02                              25                    (3)
                                   01/25/02                          60,000                    (8)
                                   02/01/02                             115                    (3)

William J. Casazza                 06/18/01                          31,800                    (8)
                                   06/18/01                           4,900                    (2)
                                   01/04/02                              10                    (3)
                                   01/18/02                              10                    (3)
                                   01/25/02                          17,580                    (8)
                                   02/01/02                              46                    (3)
                                   02/15/02                              10                    (3)
                                   03/01/02                              10                    (3)
                                   03/15/02                               6                    (3)

Betsy Z. Cohen                     03/03/00                              19                    (12)
                                   03/09/00                              18                    (12)
                                   03/10/00                              18                    (12)
                                   03/11/00                              36                    (12)
                                   03/31/00                              73                    (12)
                                   04/28/00                              18                    (12)
                                   04/28/00                             728                    (11)
                                   05/15/00                               3                    (13)
                                   05/25/00                              16                    (12)
                                   06/29/00                              31                    (12)
                                   06/30/00                              47                    (12)
                                   07/15/00                              15                    (12)
                                   07/19/00                              17                    (12)
                                   08/08/00                              18                    (12)
                                   08/12/00                              18                    (12)
                                   08/15/00                               3                    (13)
                                   08/31/00                              18                    (12)
                                   09/29/00                              52                    (12)
                                   09/30/00                              35                    (12)
                                   10/16/00                              18                    (12)
                                   10/27/00                              18                    (12)


                                        7





                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   11/15/00                               4                    (13)
                                   12/01/00                              45                    (12)
                                   12/31/00                              49                    (12)
                                   01/25/01                              26                    (12)
                                   01/26/01                              52                    (12)
                                   02/23/01                              85                    (12)
                                   03/14/01                              27                    (12)
                                   03/31/01                              56                    (12)
                                   04/27/01                              71                    (12)
                                   04/27/01                             350                    (11)
                                   05/02/01                              37                    (12)
                                   06/18/01                              39                    (12)
                                   06/29/01                             116                    (12)
                                   06/30/01                              78                    (12)
                                   09/13/01                              70                    (12)
                                   09/28/01                             104                    (12)
                                   09/30/01                              70                    (12)
                                   11/30/01                               5                    (13)
                                   11/30/01                              97                    (12)
                                   12/31/01                              61                    (12)
                                   01/25/02                              56                    (12)
                                   01/25/02                           5,500                    (8)
                                   02/18/02                              31                    (12)
                                   02/22/02                              90                    (12)

William H. Donaldson               04/27/01                             350                    (11)
                                   08/22/01                         (60,000)                   (4)
                                   08/23/01                         (20,000)                   (4)
                                   08/24/01                         (20,000)                   (4)
                                   01/25/02                           5,500                    (8)

Barbara H. Franklin                04/28/00                             728                    (11)
                                   05/15/00                              12                    (14)
                                   08/15/00                              12                    (14)
                                   11/15/00                              11                    (14)
                                   02/22/01                           1,000                    (4)
                                   04/27/01                             350                    (11)
                                   11/30/01                               6                    (14)
                                   01/25/02                           5,500                    (8)
                                   02/26/02                           3,000                    (4)

Jeffrey E. Garten                  04/28/00                             728                    (11)
                                   09/18/00                             200                    (4)
                                   04/27/01                             350                    (11)
                                   01/25/02                           5,500                    (8)

Earl G. Graves                     04/28/00                             728                    (11)
                                   05/15/00                              25                    (13)
                                   08/15/00                              27                    (13)
                                   11/15/00                              23                    (13)
                                   04/27/01                             350                    (11)
                                   11/30/01                              21                    (13)
                                   01/25/02                           5,500                    (8)

Gerald Greenwald                   03/10/00                              18                    (12)


                                        8




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   03/11/00                              18                    (12)
                                   03/31/00                             167                    (12)
                                   04/28/00                              52                    (12)
                                   04/28/00                             728                    (11)
                                   05/15/00                              30                    (13)
                                   05/25/00                              16                    (12)
                                   06/29/00                              31                    (12)
                                   06/30/00                             156                    (12)
                                   07/15/00                              15                    (12)
                                   07/19/00                              17                    (12)
                                   08/08/00                              18                    (12)
                                   08/12/00                              18                    (12)
                                   08/15/00                              33                    (13)
                                   08/31/00                              18                    (12)
                                   09/11/00                              19                    (12)
                                   09/29/00                              52                    (12)
                                   09/30/00                             156                    (12)
                                   10/16/00                              18                    (12)
                                   10/27/00                              18                    (12)
                                   11/15/00                              30                    (13)
                                   12/01/00                              60                    (12)
                                   12/12/00                              15                    (12)
                                   12/31/00                             220                    (12)
                                   01/26/01                              77                    (12)
                                   02/23/01                              57                    (12)
                                   03/14/01                              54                    (12)
                                   03/31/01                             251                    (12)
                                   04/27/01                             106                    (12)
                                   04/27/01                             350                    (11)
                                   05/02/01                              37                    (12)
                                   06/18/01                              39                    (12)
                                   06/29/01                             116                    (12)
                                   06/30/01                             348                    (12)
                                   07/23/01                              39                    (12)
                                   09/13/01                              70                    (12)
                                   09/28/01                             104                    (12)
                                   09/30/01                             312                    (12)
                                   11/30/01                              29                    (13)
                                   11/30/01                              97                    (12)
                                   12/31/01                             273                    (12)
                                   01/25/02                              84                    (12)
                                   01/25/02                           5,500                    (8)
                                   02/18/02                              31                    (12)
                                   02/22/02                              60                    (12)

Ellen M. Hancock                   03/10/00                              18                    (12)
                                   03/11/00                              18                    (12)
                                   03/31/00                             167                    (12)
                                   04/26/00                              19                    (12)
                                   04/28/00                              52                    (12)
                                   04/28/00                             728                    (11)
                                   05/15/00                              24                    (13)
                                   05/25/00                              16                    (12)
                                   06/29/00                              16                    (12)
                                   06/30/00                             145                    (12)


                                        9




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   07/15/00                              15                    (12)
                                   07/19/00                              17                    (12)
                                   08/03/00                              18                    (12)
                                   08/08/00                              18                    (12)
                                   08/12/00                              18                    (12)
                                   08/15/00                              26                    (13)
                                   09/05/00                              19                    (12)
                                   09/11/00                              19                    (12)
                                   09/29/00                              52                    (12)
                                   09/30/00                             143                    (12)
                                   10/27/00                              36                    (12)
                                   11/15/00                              24                    (13)
                                   12/01/00                              45                    (12)
                                   12/12/00                              15                    (12)
                                   12/31/00                             201                    (12)
                                   01/26/01                              52                    (12)
                                   02/23/01                              57                    (12)
                                   03/14/01                              27                    (12)
                                   03/31/01                             230                    (12)
                                   04/09/01                              28                    (12)
                                   04/27/01                              71                    (12)
                                   04/27/01                             350                    (11)
                                   05/08/01                              40                    (12)
                                   06/29/01                             116                    (12)
                                   06/30/01                             319                    (12)
                                   08/06/01                              38                    (12)
                                   09/13/01                              35                    (12)
                                   09/28/01                             104                    (12)
                                   09/30/01                             286                    (12)
                                   11/05/01                              33                    (12)
                                   11/30/01                              24                    (13)
                                   11/30/01                              97                    (12)
                                   12/31/01                             251                    (12)
                                   01/25/02                              84                    (12)
                                   01/25/02                           5,500                    (8)
                                   02/18/02                              31                    (12)
                                   02/19/02                              31                    (12)
                                   02/22/02                              60                    (12)

Michael H. Jordan                  03/03/00                              10                    (12)
                                   03/09/00                               9                    (12)
                                   03/10/00                               9                    (12)
                                   03/11/00                              18                    (12)
                                   03/31/00                             100                    (12)
                                   04/28/00                             728                    (11)
                                   04/28/00                              18                    (12)
                                   05/15/00                              22                    (13)
                                   05/25/00                               8                    (12)
                                   06/29/00                               8                    (12)
                                   06/30/00                              78                    (12)
                                   07/19/00                               9                    (12)
                                   08/08/00                               9                    (12)
                                   08/12/00                               9                    (12)
                                   08/15/00                              24                    (13)


                                       10




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   08/31/00                               9                    (12)
                                   09/05/00                              10                    (12)
                                   09/11/00                              10                    (12)
                                   09/29/00                              26                    (12)
                                   09/30/00                              78                    (12)
                                   10/16/00                               9                    (12)
                                   10/27/00                               9                    (12)
                                   11/15/00                              21                    (13)
                                   12/31/00                             110                    (12)
                                   01/25/01                              13                    (12)
                                   01/26/01                              26                    (12)
                                   02/23/01                              29                    (12)
                                   03/14/01                              27                    (12)
                                   03/31/01                             126                    (12)
                                   04/09/01                              14                    (12)
                                   04/27/01                             350                    (11)
                                   04/27/01                              53                    (12)
                                   05/02/01                              19                    (12)
                                   06/18/01                              20                    (12)
                                   06/29/01                              58                    (12)
                                   06/30/01                             174                    (12)
                                   09/13/01                              35                    (12)
                                   09/28/01                              52                    (12)
                                   09/30/01                             156                    (12)
                                   11/30/01                              20                    (13)
                                   11/30/01                              49                    (12)
                                   12/31/01                             137                    (12)
                                   01/25/02                           5,500                    (8)

David B. Kelso                     09/17/01                          30,000                    (2)
                                   09/17/01                         150,000                    (8)
                                   09/17/01                         100,000                    (8)
                                   01/25/02                         150,000                    (8)
                                   02/25/02                           2,500                    (4)

Brian D. Koppy                     06/18/01                           1,000                    (8)
                                   08/16/01                               2                    (4)
                                   08/17/01                               7                    (3)
                                   08/31/01                               6                    (3)
                                   09/10/01                             (1)                    (5)
                                   09/17/01                               7                    (3)
                                   09/28/01                               6                    (3)
                                   10/12/01                               6                    (3)
                                   10/26/01                               7                    (3)
                                   11/09/01                               6                    (3)
                                   11/21/01                               6                    (3)
                                   12/07/01                               6                    (3)
                                   12/21/01                               5                    (3)
                                   12/28/01                               1                    (3)
                                   01/04/02                               4                    (3)
                                   01/18/02                               3                    (3)
                                   01/25/02                             475                    (8)
                                   02/01/02                               8                    (3)
                                   02/15/02                               4                    (3)
                                   03/01/02                               3                    (3)


                                       11




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   03/15/02                               3                    (3)
                                   03/28/02                               3                    (3)

Jack D. Kuehler                    03/31/00                             113                    (12)
                                   04/28/00                             728                    (11)
                                   05/15/00                              44                    (13)
                                   06/30/00                              98                    (12)
                                   08/15/00                              47                    (13)
                                   09/30/00                             108                    (12)
                                   11/15/00                              42                    (13)
                                   12/31/00                             153                    (12)
                                   03/31/01                             174                    (12)
                                   04/27/01                             350                    (11)
                                   06/30/01                             242                    (12)
                                   09/30/01                             217                    (12)
                                   11/30/01                              38                    (13)
                                   12/31/01                             190                    (12)
                                   01/25/02                           5,500                    (8)

Joseph P. Newhouse                 09/18/01                             500                    (4)
                                   09/28/01                           1,500                    (11)
                                   09/28/01                              26                    (12)
                                   11/30/01                               2                    (13)
                                   12/31/01                             188                    (12)
                                   01/25/02                              21                    (12)
                                   01/25/02                           5,500                    (8)
                                   02/18/02                              23                    (12)
                                   02/22/02                              45                    (12)

Dennis Oakes                       06/18/01                           1,400                    (8)
                                   09/28/01                           2,600                    (2)
                                   09/28/01                          15,100                    (8)
                                   10/26/01                           1,400                    (8)
                                   12/21/01                             200                    (6)
                                   01/04/02                              10                    (3)
                                   01/18/02                              10                    (3)
                                   01/25/02                          11,700                    (8)
                                   02/01/02                              34                    (3)
                                   02/15/02                              10                    (3)
                                   03/01/02                               9                    (3)
                                   03/15/02                               9                    (3)
                                   03/28/02                               9                    (3)

Judith Rodin                       03/10/00                              15                    (12)
                                   03/11/00                              15                    (12)
                                   03/31/00                             134                    (12)
                                   04/28/00                              14                    (12)
                                   04/28/00                             728                    (11)
                                   05/15/00                              26                    (13)
                                   05/15/00                               1                    (14)
                                   05/25/00                              13                    (12)
                                   06/29/00                              13                    (12)
                                   06/30/00                             116                    (12)
                                   07/15/00                              12                    (12)
                                   08/08/00                              14                    (12)


                                       12




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
                                   08/12/00                              14                    (12)
                                   08/15/00                              28                    (13)
                                   08/15/00                               1                    (14)
                                   09/05/00                              15                    (12)
                                   09/29/00                              28                    (12)
                                   09/30/00                             114                    (12)
                                   10/27/00                              15                    (12)
                                   11/15/00                              25                    (13)
                                   11/15/00                               1                    (14)
                                   12/01/00                              12                    (12)
                                   12/12/00                              12                    (12)
                                   12/13/00                             (1)                    (15)
                                   12/31/00                             201                    (12)
                                   01/26/01                              26                    (12)
                                   02/20/01                             400                    (4)
                                   02/23/01                              57                    (12)
                                   03/14/01                              27                    (12)
                                   03/31/01                             230                    (12)
                                   04/27/01                              36                    (12)
                                   04/27/01                             350                    (11)
                                   06/29/01                              78                    (12)
                                   06/30/01                             319                    (12)
                                   07/23/01                              39                    (12)
                                   09/13/01                              35                    (12)
                                   09/28/01                              70                    (12)
                                   09/30/01                             286                    (12)
                                   11/30/01                              24                    (13)
                                   11/30/01                              65                    (12)
                                   12/31/01                             251                    (12)
                                   01/25/02                           5,500                    (8)
                                   01/25/02                              28                    (12)
                                   02/18/02                              31                    (12)
                                   02/22/02                              60                    (12)

John W. Rowe, M.D.                 09/15/00                          51,936                    (9)
                                   09/15/00                         623,232                    (8)
                                   09/15/00                         415,488                    (8)
                                   12/14/00                         207,744                    (8)
                                   02/15/01                           1,000                    (4)
                                   06/18/01                          60,000                    (2)
                                   06/18/01                         250,000                    (8)
                                   11/30/01                              22                    (7)
                                   01/04/02                              28                    (3)
                                   01/18/02                              26                    (3)
                                   01/25/02                         350,000                    (8)
                                   02/01/02                              97                    (3)

L. Edward Shaw, Jr.                09/05/00                         103,872                    (8)
                                   06/18/01                           9,200                    (2)
                                   06/18/01                          60,000                    (8)
                                   01/04/02                              18                    (3)
                                   01/18/02                              17                    (3)
                                   01/25/02                          45,000                    (8)
                                   02/01/02                              57                    (3)


                                       13




                                                     Number of Shares of Common
        Participant                  Date           Stock Purchased or (Sold) (1)            Footnote
-----------------------------   --------------     -------------------------------    ----------------------
Edward V. Stacey                   06/18/01                           1,800                    (8)
                                   08/17/01                              11                    (3)
                                   08/31/01                              10                    (3)
                                   09/17/01                              11                    (3)
                                   09/28/01                              11                    (3)
                                   10/12/01                              10                    (3)
                                   10/26/01                              11                    (3)
                                   11/09/01                               5                    (3)
                                   12/28/01                               7                    (3)
                                   01/04/02                               6                    (3)
                                   01/18/02                               6                    (3)
                                   01/25/02                             775                    (8)
                                   02/01/02                              17                    (3)
                                   02/15/02                               6                    (3)
                                   03/01/02                               6                    (3)
                                   03/15/02                               5                    (3)
                                   03/28/02                               5                    (3)

Ronald A. Williams                 03/15/01                          40,000                    (10)
                                   03/15/01                         100,000                    (8)
                                   03/15/01                         100,000                    (8)
                                   03/15/01                         400,000                    (8)
                                   05/22/01                          25,000                    (4)
                                   06/18/01                          40,000                    (2)
                                   06/18/01                         200,000                    (8)
                                   01/25/02                         200,000                    (8)


(1) The table includes stock units issued periodically under the Aetna Inc. Nonemployee Director Compensation Plan and the Prior Director Plan and stock units acquired in lieu of Director retainer and/or attendance fees ("Director Plan stock units"). Stock units track the value of Aetna's common stock and earn dividend equivalents that may be reinvested, but do not have voting rights. Director Plan stock units are convertible into Aetna's common stock upon the conclusion of the holder's service as a Director.

(2) Performance stock unit grant. Performance stock units vest and become payable if Aetna meets certain performance objectives.

(3) Purchase/sale through Aetna's 401(k) plan (rounded up to the nearest whole share). All sales were non-discretionary and resulted from excess contributions to Aetna's 401(k) plan.

(4)  Open market purchase/sale.

(5)  Gift given.

(6)  Exercise of stock options and retention of resulting shares.

(7) Reinvestment of dividend equivalent earned in restricted stock unit account (rounded up to the nearest whole share).

(8)  Option grant.

(9) Grant of 51,936 restricted stock units, of which 17,312 units vested on September 15, 2001, 17,312 units vest on September 15, 2002, and 17,312 units vest on September 15, 2003.

(10) Grant of 40,000 restricted stock units, of which 13,333 units vested on March 15, 2002, 13,333 units vest on March 15, 2003, and 13,334 units vest on March 15, 2004.

(11) Periodic grant of Director Plan stock units.

(12) Director Plan stock units acquired in lieu of Director retainer and/or attendance fees (rounded up to the nearest whole share).

(13) Dividends paid in Director Plan stock units on Director Plan stock units (rounded up to the nearest whole share).

(14) Open market purchase - reinvestment of Aetna common stock dividends (rounded up to the nearest whole share).

(15) Broker cash-out sale in lieu of fractional share (rounded up to the nearest whole share).



                                       15